Exhibit 10.3
AMENDMENT NO. 1 TO THE PLEDGE AGREEMENT
     THIS AMENDMENT NO. 1 TO THE PLEDGE AGREEMENT, dated as of March 12, 2009 (the “Agreement”), is entered into by BMP Sunstone Corporation, a Delaware corporation (the “Company”), and Les Baledge, as agent for the Noteholders (in such capacity, together with his successors in such capacity, the “Agent”). Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Pledge Agreement (as defined below).
     WHEREAS, the Company issued $10,650,000 in principal amount of 12.5% Secured Convertible Notes due July 1, 2011 (as amended, the “Exchange Notes”) on January 20, 2009;
     WHEREAS, the Company and the holders of the Exchange Notes entered into a Pledge Agreement, dated January 20, 2009 (the “Pledge Agreement”);
     WHEREAS, the Company anticipates issuing additional Exchange Notes and 12.5% March Secured Convertible Notes due July 1, 2011;
     WHEREAS, the Company and the Agent desire to amend certain provisions of the Pledge Agreement;
     WHEREAS, pursuant to Section 5.4 of the Pledge Agreement, the Company and the Agent constitute all of the parties required to approve this Agreement.
     NOW, THEREFORE, in consideration of the covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1. The first paragraph of the Pledge Agreement that reads:
“This PLEDGE AGREEMENT, dated as of January 20, 2009 (the “Agreement”), is by and among BMP Sunstone Corporation, a Delaware corporation (the “Company”), the Noteholders identified on the signature pages hereto (each, a “Noteholder” and collectively, the “Noteholders”) and Les Baledge, as agent for the Noteholders (in such capacity, together with his successors in such capacity, the “Agent”).”
     is amended and restated in its entirety as follows:
“This PLEDGE AGREEMENT, dated as of January 20, 2009 (the “Agreement”), is by and among BMP Sunstone Corporation, a Delaware corporation (the “Company”), the Noteholders identified on the signature pages hereto or a joinder agreement in the form of Exhibit A hereto (each, a “Noteholder” and collectively, the “Noteholders”) and Les Baledge, as agent for the Noteholders (in such capacity, together with his successors in such capacity, the “Agent”).”
2. The first paragraph in the Recitals of the Pledge Agreement that reads:

“WHEREAS, the Company and each of the Noteholders are parties to note exchange agreements, each dated as of the date hereof (collectively, as modified and supplemented and in effect from time to time, the “Note Exchange Agreements”), that provide, subject to the terms and conditions thereof, for the issuance by the Company to each of the Noteholders, severally and not jointly, certain 12.5% Secured Convertible Notes due July 1, 2011 (collectively, the “Exchange Notes”) as more fully described in the Note Exchange Agreements.”
     is amended and restated in its entirety as follows:
“WHEREAS, the Company and each of the Noteholders are parties to (1) note exchange agreements (collectively, as modified and supplemented and in effect from time to time, the “Note Exchange Agreements”) that provide, subject to the terms and conditions thereof, for the issuance by the Company to certain of the Noteholders, severally and not jointly, certain 12.5% Secured Convertible Notes due July 1, 2011 or certain 12.5% March Exchange Secured Convertible Notes due July 1, 2011 (collectively, the “Exchange Notes”) or (2) purchase agreements (collectively, as modified and supplemented and in effect from time to time, the “Purchase Agreements, and together with the Note Exchange Agreements, the “Exchange and Purchase Agreements”), that provide, subject to the terms and conditions thereof, for the issuance by the Company to certain of the Noteholders, severally and not jointly, certain 12.5% March Cash Secured Convertible Notes due July 1, 2011 (collectively, the “March Notes”, and together with the Exchange Notes, the “Exchange and March Notes”) as more fully described in the Purchase Agreements.”
2. Section 1.3 of the Pledge Agreement that reads:
““Event of Default” shall have the meaning ascribed thereto in Section 7 of the Exchange Notes.”
     is amended and restated in its entirety as follows:
““Event of Default” shall have the meaning ascribed thereto in the Exchange Notes and in the March Notes.”
3. Following the signature pages to the Pledge Agreement, a new Exhibit A is hereby inserted into the Pledge in the form of Exhibit A to this Agreement.
4. Other than as provided in paragraphs 1, 2 and 3 above, all references in the Pledge Agreement to “Exchange Notes” are hereby amended and restated to read “Exchange and March Notes”. Other than as provided in paragraphs 1, 2 and 3 above and other than any references to “Note Exchange Agreements” in the opening paragraph of Article I of the Pledge Agreement and Sections 4.7 and 4.17 of the Pledge Agreement, all references in the Pledge Agreement to “Note Exchange Agreements” are hereby amended and restated to read “Exchange and Purchase Agreements”.

5. Binding Effect. This Agreement shall amend and is incorporated into and made part of the Pledge Agreement. To the extent any term or provision of this Agreement may be deemed expressly inconsistent with any term or provision in the Pledge Agreement, the terms and provisions of this Agreement shall control. Except as expressly amended by this Agreement, all of the terms, conditions and provisions of the Pledge Agreement are hereby ratified and continue unchanged and remain in full force and effect. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.
6. Governing Law. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.
7. Execution in Counterparts. This Agreement may be executed in counterparts (delivery of which may occur by facsimile or as pdf or similar attachment to an electronic communication) which, when taken together, shall constitute a complete, fully-executed instrument.
[Signature Page Follows]

     IN WITNESS WHEREOF, the undersigned has caused this Amendment No. 1 to the Pledge Agreement to be duly executed as of the day and year first above written.

BMP SUNSTONE CORPORATION
By:	/s/ Fred M. Powell
	Name:	Fred M. Powell
	Title:	CFO

By:	/s/ Les Baledge
Les Baledge, as agent for the Noteholders

[Signature Page to Amendment No. 1 to the Pledge Agreement]

Exhibit A
Joinder to Pledge Agreement
     By executing this signature page, the undersigned investor in BMP Sunstone Corporation, a Delaware corporation (the “Company”) hereby agrees to: (i) become a party to the Pledge Agreement, dated January 20, 2009, as amended (the “Agreement”), by and among the Company and certain noteholders of the Company, a copy of which the undersigned acknowledges the undersigned has received; and (ii) be bound by all terms and conditions of the Agreement as a “Noteholder”(as such term is defined in the Agreement), having such rights, entitlements and obligations as set forth in the Agreement.

Date: , 2009	NOTEHOLDER:

Name:

ACKNOWLEDGED AND AGREED: BMP SUNSTONE CORPORATION
By:
Name:
Title: